CONTINUING OPERATIONS
SEGMENT SUMMARY -- AS REPORTED
(DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                     1ST QUARTER                   2ND QUARTER
                            -----------------------------------------------------------
                                                    %                             %
                              1997      1998     CHANGE     1997       1998     CHANGE
                            -------- ---------  -------- ---------  --------- --------
Revenue
 Travel                      $221.6   $  265.6      20     $ 252.8   $  263.6       4
 Fleet                         91.5       96.6       6        79.2       96.0      21
 Real Estate Franchise         55.4       84.3      52        83.7      131.5      57
 Relocation                    85.2       99.7      17       102.7      110.2       7
 Mortgage                      33.6       78.0     132        42.5       94.0     121
 Individual Membership        196.7      204.1       4       181.1      209.6      16
 Wholesale / Insurance        111.9      134.0      20       118.7      136.8      15
 Entertainment
  Publications                 17.0        9.6     (43)        9.3        5.9     (37)
 Other                        140.8      157.5      12       129.6      230.4      78
                            -------- ---------           ---------  ---------
Total                         953.7    1,129.4      18       999.6    1,278.0      28
                            ======== =========           =========  =========
EBITDA
 Travel                      $ 95.3   $  149.1      56     $ 113.2   $  141.1      25
 Fleet                         38.3       47.6      24        (0.9)      45.0    5100
 Real Estate Franchise         28.9       59.2     105        46.5      104.1     124
 Relocation                    15.9       25.6      61       (22.2)      22.7     202
 Mortgage                      14.2       35.6     151        19.1       43.0     125
 Individual Membership         21.4      (15.9)   (175)        6.7      (40.9)   (710)
 Wholesale / Insurance         26.7       39.2      46        30.7       35.5      16
 Entertainment
  Publications                (12.1)     (20.7)    (72)      (17.2)     (13.8)     20
 Other                         29.5       61.3     108      (149.6)      47.6     132
                            -------- ---------           ---------  ---------
Total                         258.1      381.0      48        26.3      384.3
                            ======== =========           =========  =========
SEGMENT SUMMARY -- AS ADJUSTED
EBITDA (1)
 Travel                      $ 95.3   $  149.1      56     $ 124.9   $  135.7       9
 Fleet                         38.3       47.6      24        31.7       43.8      38
 Real Estate Franchise         28.9       59.2     105        57.3      103.1      80
 Relocation                    15.9       25.6      61        20.9       26.4      26
 Mortgage                      14.2       37.5     164        19.9       44.8     125
 Individual Membership         21.4      (15.9)   (175)        6.7      (40.9)   (710)
 Wholesale / Insurance         26.7       39.2      46        30.7       35.5      16
 Entertainment
  Publications                (12.1)     (20.7)    (72)      (17.2)     (13.8)     20
 Other                         29.5       62.6     112        30.2       41.7      38
                            -------- ---------           ---------  ---------
Total                         258.1      384.2      49       305.1      376.3      23
                            ======== =========           =========  =========

(1) Earnings before interest, taxes, depreciation and amortization as adjusted for certain items discussed in the February 10, 1999 earnings release.

CONTINUING OPERATIONS
SEGMENT SUMMARY -- AS REPORTED
(DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                     3RD QUARTER                    4TH QUARTER
                            ------------------------------------------------------------
                                                     %                             %
                               1997      1998     CHANGE     1997       1998     CHANGE
                            --------- ---------  -------- ---------  --------- --------
Revenue
 Travel                      $  279.7  $  297.3       6    $  217.5   $  236.8       9
 Fleet                           73.9      94.8      28        79.6       99.9      26
 Real Estate Franchise           98.3     126.7      29        97.2      113.2      16
 Relocation                     112.0     130.8      17       101.6      103.4       2
 Mortgage                        51.6      79.9      55        51.5      101.6      97
 Individual Membership          194.3     243.6      25       206.7      271.8      31
 Wholesale / Insurance          118.5     135.5      14       133.5      137.7       3
 Entertainment
  Publications                   91.4      95.4       4        71.8       86.3      20
 Other                          166.8     253.8      52       140.8      268.0      90
                            --------- ---------           ---------  ---------
Total                         1,186.5   1,457.8      23     1,100.2    1,418.7      29
                            ========= =========           =========  =========
EBITDA
 Travel                      $  144.5  $  142.3      (2)   $  (10.7)  $  115.5    1179
 Fleet                           25.4      40.5      59        (3.3)      42.0    1373
 Real Estate Franchise           72.6     102.1      41        48.1       84.6      76
 Relocation                      34.0      45.6      34        31.1       46.7      50
 Mortgage                        20.8      45.4     118        19.8       59.9     203
 Individual Membership           (6.0)    (10.7)    (77)      (19.8)       9.7     149
 Wholesale / Insurance           28.1      32.2      14        25.4       31.1      22
 Entertainment
  Publications                   42.1      42.2       0        17.1       24.4      43
 Other                           51.6     (94.3)   (283)     (259.6)    (737.8)   (184)
                            --------- ---------           ---------  ---------
Total                           413.1     345.3     (16)     (151.9)    (323.9)   (113)
                            ========= =========           =========  =========
SEGMENT SUMMARY -- AS ADJUSTED
EBITDA (1)
 Travel                      $  144.5  $  142.3      (2)   $  102.6   $  115.4      12
 Fleet                           25.4      40.5      59        25.1       42.0      67
 Real Estate Franchise           72.6     102.1      41        68.1       84.2      24
 Relocation                      34.0      45.6      34        21.8       26.9      23
 Mortgage                        20.8      45.4     118        19.8       59.9     203
 Individual Membership           (6.0)    (10.7)    (77)      (16.7)       9.7     158
 Wholesale / Insurance           28.1      32.2      14        25.4       31.1      22
 Entertainment
  Publications                   42.1      42.2       0        17.1       24.4      43
 Other                           51.6     (32.5)   (162)       10.1       28.7     184
                            --------- ---------           ---------  ---------
Total                           413.1     407.1      (1)      273.3      422.3      55
                            ========= =========           =========  =========

(1) Earnings before interest, taxes, depreciation and amortization as adjusted for certain items discussed in the February 10, 1999 earnings release (See Exhibit 99.1).

CONTINUING OPERATIONS
SEGMENT SUMMARY -- AS REPORTED
(DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                       FULL YEAR
                            -------------------------------
                                                      %
                               1997       1998     CHANGE
                            --------- ----------  --------
Revenue
 Travel                      $  971.6   $1,063.3        9
 Fleet                          324.1      387.4       20
 Real Estate Franchise          334.6      455.8       36
 Relocation                     401.6      444.0       11
 Mortgage                       179.2      353.4       97
 Individual Membership          778.7      929.1       19
 Wholesale / Insurance          482.7      544.0       13
 Entertainment
  Publications                  189.5      197.2        4
 Other                          578.0      909.6       57
                            --------- ----------
Total                         4,240.0    5,283.8       25
                            ========= ==========
EBITDA
 Travel                      $  342.4   $  548.0       60
 Fleet                           59.4      175.1      195
 Real Estate Franchise          196.1      350.0       78
 Relocation                      58.9      140.6      139
 Mortgage                        73.9      183.8      149
 Individual Membership            2.2      (57.8)
 Wholesale / Insurance          111.0      137.8       24
 Entertainment
  Publications                   30.0       32.1        7
 Other                         (328.3)    (722.9)    (120)
                            --------- ----------
Total                           545.6      786.7       44
                            ========= ==========
SEGMENT SUMMARY--AS ADJUSTED
EBITDA (1)
 Travel                      $  467.3   $  542.5       16
 Fleet                          120.5      173.8       44
 Real Estate Franchise          226.9      348.6       54
 Relocation                      92.6      124.5       34
 Mortgage                        74.8      187.6      151
 Individual Membership            5.3      (57.8)
 Wholesale / Insurance          111.0      137.8       24
 Entertainment
  Publications                   30.0       32.1        7
 Other                          121.3      100.8      (17)
                            --------- ----------
Total                         1,249.7    1,589.9       27
                            ========= ==========

(1) Earnings before interest, taxes, depreciation and amortization as adjusted for certain items discussed in the February 10, 1999 earnings release (See Exhibit 99.1).

CENDANT CORPORATION
SEGMENT REVENUE DRIVER ANALYSIS
(REVENUE DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                                     1ST QUARTER                          2ND QUARTER
                                         ------------------------------------------------------------------------
                                                                        %                                   %
                                             1997          1998      CHANGE       1997         1998       CHANGE
                                         ------------ ------------  -------- ------------  ------------ --------
TRAVEL SEGMENT
 Domestic Rooms
  Month End Actual Rooms                      473,036      476,242       1        480,284       487,168      1
  Weighted Average Rooms Available            460,036      465,794       1        466,574       474,662      2
 Franchise Fee per Weighted Average
  Room                                    $    165.52  $    175.44       6    $    210.50   $    220.86      5
                                         ------------ ------------           ------------  ------------
 Total Franchise Fees                            76.1         81.7       7           98.2         104.8      7
 Car Rental days                           12,821,008   12,464,857      (3)    13,340,886    13,867,489      4
 Franchise Fee per Rental day             $      2.58  $      2.79       8    $      2.77   $      2.87      4
                                         ------------ ------------           ------------  ------------
 Total Franchise Fees                            33.1         34.8       5           37.0          39.8      8

  Sub-Total Franchise Fees                $     109.2  $     116.5       7    $     135.2   $     144.6      7

 Number of Timeshare Exchanges                475,086      492,436       4        405,120       411,711      2
 Annualized Number of Exchanges             1,900,344    1,969,744       4      1,620,480     1,646,844      2
 Average Subscriptions                      2,039,811    2,177,050       7      2,049,972     2,186,424      7
                                         ------------ ------------           ------------  ------------
 Total Exchanges and Subscriptions          3,940,155    4,146,794       5      3,670,452     3,833,268      4
 Average Fee                              $     20.47  $     21.01       3    $     20.11   $     20.87      4
                                         ------------ ------------           ------------  ------------
 Total Exchange/Subscription Fees                80.7         87.1       8           73.8          80.0      8
 Other Revenue                            $      31.7  $      62.0      96    $      43.8   $      39.0    (11)
                                         ------------ ------------           ------------  ------------
 TOTAL TRAVEL REVENUE                     $     221.6  $     265.6      20    $     252.8   $     263.6      4
                                         ============ ============           ============  ============
FLEET SEGMENT
 Number of Cars / Cards                     2,660,407    3,877,657      46      2,804,170     4,054,128     45
 Revenue per Car/ Card                    $     34.39  $     24.91     (28)   $     28.24   $     23.68    (16)
                                         ------------ ------------           ------------  ------------
 Total Revenue                            $      91.5  $      96.6       6    $      79.2   $      96.0     21
                                         ============ ============           ============  ============
REAL ESTATE FRANCHISE SEGMENT
 Closed sides Domestic                        265,896      322,995      21        402,386       498,893     24
 Average Price                                118,362      135,445      14        122,285       142,735     17
 Adjusted Royalty Rate                           0.15%        0.16%                  0.15%         0.15%
                                         ------------ ------------           ------------  ------------
 Total Royalties                                 48.3         71.1      47           74.6         108.7     46
 Other                                            7.1         13.2      86            9.1          22.8    151
                                         ------------ ------------           ------------  ------------
 Total Revenue                            $      55.4  $      84.3      52    $      83.7   $     131.5     57
                                         ============ ============           ============  ============
MORTGAGE SERVICES SEGMENT
 Production Loan Closings                 $     1,783  $     4,615     159    $     2,480   $     6,576    165
 Avg Servicing Loan Portfolio             $    25,103  $    30,908      23    $    25,636   $    34,004     33

CENDANT CORPORATION
SEGMENT REVENUE DRIVER ANALYSIS
(REVENUE DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                                     3RD QUARTER                          4TH QUARTER
                                         ------------------------------------------------------------------------
                                                                        %                                   %
                                             1997          1998      CHANGE       1997         1998       CHANGE
                                         ------------ ------------  -------- ------------  ------------ --------
TRAVEL SEGMENT
 Domestic Rooms
  Month End Actual Rooms                      488,782      493,911       1        469,774       499,585      6
  Weighted Average Rooms Available            475,517      477,120       0        481,717       486,280      1
 Franchise Fee per Weighted Average
  Room                                    $    243.93  $    253.83       4    $    173.19   $    184.34      6
                                         ------------ ------------           ------------  ------------
 Total Franchise Fees                           116.0        121.1       4           83.4          89.6      7
 Car Rental days                           15,021,195   15,996,768       6     12,506,732    13,714,430     10
 Franchise Fee per Rental day             $      2.62  $      2.71       3    $      2.76   $      2.76     (0)
                                         ------------ ------------           ------------  ------------
 Total Franchise Fees                            39.3         43.4      10           34.5          37.8     10

   Sub-Total Franchise Fees               $     155.3  $     164.5       6    $     117.9   $     127.5      8

 Number of Timeshare Exchanges                406,936      419,725       3        360,825       384,282      7
 Annualized Number of Exchanges             1,627,744    1,678,900       3      1,443,300     1,537,128      7
 Average Subscriptions                      2,074,412    2,207,678       6      2,089,700     2,226,123      7
                                         ------------ ------------           ------------  ------------
 Total Exchanges and Subscriptions          3,702,156    3,886,578       5      3,533,000     3,763,251      7
 Average Fee                              $     20.83  $     21.64       4    $     20.44   $     21.12      3
                                         ------------ ------------           ------------  ------------
 Total Exchange/Subscription Fees                77.1         84.1       9           72.2          79.5     10
 Other Revenue                            $      47.3  $      48.7       3    $      27.3   $      29.8      9
                                         ------------ ------------           ------------  ------------
 TOTAL TRAVEL REVENUE                     $     279.7  $     297.3       6    $     217.5   $     236.8      9
                                         ============ ============           ============  ============
FLEET SEGMENT
 Number of Cars / Cards                     3,162,740    4,134,422      31      3,215,953     4,132,244     28
 Revenue per Car / Card                   $     23.37  $     22.93      (2)   $     24.75   $     24.18     (2)
                                         ------------ ------------           ------------  ------------
 Total Revenue                            $      73.9  $      94.8      28    $      79.6   $      99.9     26
                                         ============ ============           ============  ============
REAL ESTATE FRANCHISE SEGMENT
 Closed sides Domestic                        438,120      540,981      23        431,423       477,723     11
 Average Price                                131,285      146,366      11        130,909       144,565     10
 Adjusted Royalty Rate                           0.15%        0.15%                  0.15%         0.14%
                                         ------------ ------------           ------------  ------------
 Total Royalties                                 85.8        116.8      36           85.2          99.5     17
 Other                                           12.5          9.9     (21)          12.0          13.7     15
                                         ------------ ------------           ------------  ------------
 Total Revenue                            $      98.3  $     126.7      29    $      97.2   $     113.2     17
                                         ============ ============           ============  ============
MORTGAGE SERVICES SEGMENT
 Production Loan Closings                 $     3,547  $     6,936      96    $     3,907   $     7,883    102
 Avg Servicing Loan Portfolio             $    27,074  $    38,398      42    $    28,999   $    41,753     44

CENDANT CORPORATION
SEGMENT REVENUE DRIVER ANALYSIS
(REVENUE DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------

                                                      FULL YEAR
                                         ------------------------------------
                                                                        %
                                             1997          1998      CHANGE
                                         ------------ ------------  --------
TRAVEL SEGMENT
 Domestic Rooms
  Month End Actual Rooms                      469,774      499,585       6
  Weighted Average Rooms Available            471,033      475,459       1
 Franchise Fee per Weighted Average
  Room                                    $    793.55  $    835.62       5
                                         ------------ ------------
 Total Franchise Fees                           373.8        397.3       6
 Car Rental days                           53,689,821   56,043,544       4
 Franchise Fee per Rental day             $      2.68  $      2.78       4
                                         ------------ ------------
 Total Franchise Fees                           143.8        155.8       8

  Sub-Total Franchise Fees                $     517.6  $     553.1       7

 Number of Timeshare Exchanges              1,647,967    1,708,154       4
 Annualized Number of Exchanges             1,647,967    1,708,154       4
 Average Subscriptions                      2,155,795    2,296,451       7
                                         ------------ ------------
 Total Exchanges and Subscriptions          3,803,762    4,004,605       5
 Average Fee                              $     79.86  $     82.58       3
                                         ------------ ------------
 Total Exchange/Subscription Fees               303.8        330.7       9
 Other Revenue                            $     150.2  $     179.5      20
                                         ------------ ------------
 TOTAL TRAVEL REVENUE                     $     971.6  $   1,063.3       9
                                         ============ ============
FLEET SEGMENT
 Number of Cars / Cards                     2,960,817    4,049,612      37
 Revenue per Car/ Card                    $    109.49  $     95.66     (13)
                                         ------------ ------------
 Total Revenue                            $     324.2  $     387.4      19
                                         ============ ============
REAL ESTATE FRANCHISE SEGMENT
 Closed sides Domestic                      1,537,825    1,840,592      20
 Average Price                                126,590      142,996      13
 Adjusted Royalty Rate                           0.15%        0.15%
                                         ------------ ------------
 Total Royalties                                293.9        396.1      35
 Other                                           40.7         59.7      47
                                         ------------ ------------
 Total Revenue                            $     334.6  $     455.8      36
                                         ============ ============
MORTGAGE SERVICES SEGMENT
 Production Loan Closings                 $    11,717       26,010     122
 Avg Servicing Loan Portfolio             $    26,703  $    36,266      36